UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2010

EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Limited Parkway Columbus, Ohio		43230
(Address of principal executive offices)		(Zip Code)

(614) 415-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Express, Inc. (the “Company”) has updated below the Actual and Projected Store Count and Square Footage schedule that accompanied its press release dated June 10, 2010, to clarify the impact of changes due to expansions and downsizes within existing stores on the gross square footage columns of the schedule. The number of stores, gross square feet at the beginning and end of the quarter, and gross square feet lost due to store closures have not changed from what was presented in the press release dated June 10, 2010.

Express, Inc.

Actual and Projected Store Count and Square Footage

Projected 2010

Quarter	Number of Stores Open at the Beginning of the Quarter	Number of Stores Opened During the Quarter	Number of Stores Closed During the Quarter			Number of Stores Open at the End of the Quarter
1st Quarter	573	7	(4)			576
2nd Quarter	576	2	(1)			577
3rd Quarter	577	9	0			586
4th Quarter	586	4	(1)			589

Quarter	Gross Square Feet at the Beginning of the Quarter	Gross Square Feet Added Due to Openings During the Quarter	Gross Square Feet Lost Due to Store Closures During the Quarter	Gross Square Feet Change Due to Reconstructions During the Quarter (a)		Gross Square Feet at the End of the Quarter
1st Quarter	4,994,507	47,459	(23,973)	(24,242	)(b)	4,993,751
2nd Quarter	4,993,751	15,540	(8,000)	10,654		5,011,945
3rd Quarter	5,011,945	68,841	0	7,857		5,088,643
4th Quarter	5,088,643	35,205	(8,580)	4,464		5,119,732

Actual 2009

Quarter	Number of Stores Open at the Beginning of the Quarter	Number of Stores Opened During the Quarter	Number of Stores Closed During the Quarter			Number of Stores Open at the End of the Quarter
1st Quarter	581	1	(2)			580
2nd Quarter	580	3	(3)			580
3rd Quarter	580	2	(1)			581
4th Quarter	581	1	(9)			573

Quarter	Gross Square Feet at the Beginning of the Quarter	Gross Square Feet Added Due to Openings During the Quarter	Gross Square Feet Lost Due to Store Closures During the Quarter	Gross Square Feet Change Due to Reconstructions During the Quarter (a)		Gross Square Feet at the End of the Quarter
1st Quarter	5,032,097	4,800	(8,943)	513		5,028,467
2nd Quarter	5,028,467	26,135	(25,061)	590		5,030,131
3rd Quarter	5,030,131	17,332	(5,451)	1,499		5,043,511
4th Quarter	5,043,511	8,000	(56,209)	(795)		4,994,507

(a) Gross square footage change due to expansions and downsizes within existing store count, including relocation to temporary space during reconstruction.

(b) Driven by four large stores averaging 15,686 gross square feet per store moving into locations averaging 9,634 gross square feet per store.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Certain information herein are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and may herein include, but are not limited to, statements regarding store and square feet expansion. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are (1) changes in consumer spending and general economic conditions; (2) fluctuations in our sales and results of operations on a seasonal basis and due to store events, promotions and a variety of other factors; (3) increased competition from other retailers; (4) the success of the malls and shopping centers in which our stores are located; and (5) our growth strategy, including our international expansion plan. Additional information concerning these and other factors can be found in Express, Inc.’s filings with the Securities and Exchange Commission, including its Registration Statement on Form S-1 (File No. 333-164906), as amended, quarterly reports on Form 10-Q, and current reports on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXPRESS, INC.

June 16, 2010	By:	/s/ Matthew C. Moellering
Matthew C. Moellering
Executive Vice President, Chief Administrative Officer, Chief Financial Officer, Treasurer and Secretary